UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2007 (April 25, 2007)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identificationnumber)

199 Benson Road, Middlebury, Connecticut	06749
(Address of principal executive offices)	(Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective January 1, 2008, all corporate stock issuers will be required to participate in the Direct Registration System (DRS) whereby shares will be issued in book-entry form (uncertificated) with a physical certificate available only upon request. Accordingly, on April 25, 2007, the Board of Directors of Chemtura Corporation amended the Bylaws of the Company to add Section 5.3 (Stock Certificates; Uncertificated Shares.) which provides that the interest of each stockholder of the Company may also be evidenced by uncertificated shares of stock, whether upon original issue, re-issuance, or subsequent transfer.

A copy of Section 5.03 to the Company’s Bylaws is attached hereto as Exhibit 3(ii) and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

* * *

(d)	Exhibits.

Exhibit Number	Exhibit Description

3(ii)	Section 5.3 to the Bylaws of Chemtura Corporation, effective as of April 25, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

By:	/s/ Barry J. Shainman
Name: Barry J. Shainman
Title: Vice President and Secretary

Date:	April 30, 2007

Exhibit Index

	Exhibit Number	Exhibit Description

	3(ii)	Section 5.3 to the Bylaws of Chemtura Corporation, effective as of April 25, 2007